SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Cottonwood Mutual Funds

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Cottonwood Mutual Funds

HAGIN Keystone Market Neutral Fund

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

January 30, 2014

Dear Shareholder:

A Special Meeting of the Shareholders of the HAGIN Keystone Market Neutral Fund (the “Fund”), a series of the Cottonwood Mutual Funds (the “Trust”) will be held on February 10, 2014 at 9:00 a.m., Central Time.

The Trust’s Board of Trustees is seeking your vote for the election of three Trustees to the Trust’s Board of Trustees.  All of the nominees currently serve as Trustees of the Trust.  The Trust’s Board of Trustees is also seeking your vote for the approval of an investment advisory agreement with respect to the HAGIN Keystone Market Neutral Fund between HAGIN Capital, LLC dba HAGIN Investment Management and the Trust with respect to the Fund, as well as the approval and ratification of the retention and payments of certain advisory fees to HAGIN Investment Management for its advisory services performed.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card for the Fund.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

Daniel T. Hart

Chairman of the Board of Trustees and President of the Trust

Cottonwood Mutual Funds

HAGIN Keystone Market Neutral Fund

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

Important Notice Regarding Availability of Proxy Materials for the

 Shareholder Meeting to be held on February 10, 2014:

This Proxy Statement is available online at: http://www.xxxxxxxxxxxxxxxxxxx

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the HAGIN Keystone Market Neutral Fund:

Notice is hereby given that a special meeting of the shareholders of the HAGIN Keystone Market Neutral Fund (the “Fund”), a series of the Cottonwood Mutual Funds (the “Trust”) (the “Special Meeting”) will be held on February10, 2014 at the offices of the Trust (225 West Washington Street, 21st Floor, Chicago, Illinois 60606), at 9:00 a.m., Central Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1. 2. 3. 4.

To elect three Trustees to the Board of Trustees of the Trust;

To approve a new investment advisory agreement with respect to the HAGIN Keystone Market Neutral Fund between the Cottonwood Mutual Funds and HAGIN Investment Management, the investment adviser to the Fund;

To approve and ratify the retention of payments of certain advisory fees for advisory services performed by HAGIN Investment Management for the HAGIN Keystone Market Neutral Fund; and

To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR each Trustee to the Board of Trustees identified in this Proxy Statement (Proposal 1). The Board of Trustees recommends that you vote FOR the approval of an investment advisory agreement with respect to the HAGIN Keystone Market Neutral Fund between Cottonwood Mutual Funds and HAGIN Investment Management (Proposal 2).  The Board of Trustees also recommends you vote FOR the retention of payments of certain advisory fees to HAGIN Investment Management for its advisory services performed for the HAGIN Keystone Market Neutral Fund (Proposal 3). The Board of Trustees of the Trust has fixed the close of business on January 22, 2014 as the record date (“Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof.  Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.xxxxxxxxxxxxxxxxx .  Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-xxx-xxxx .

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.  Your vote is important no matter how many shares you own.  In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

Daniel T. Hart

Chairman of the Board of Trustees and President of the Trust

January 30, 2014

PROXY STATEMENT

Cottonwood Mutual Funds

HAGIN Keystone Market Neutral Fund

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Cottonwood Mutual Funds (the “Trust”) for use at the Special Meeting of Shareholders of the HAGIN Keystone Market Neutral Fund (the “Fund”), a series of the Cottonwood Mutual Funds (the “Trust”) (the “Special Meeting”) to be held on February 10, 2014 at 9:00 a.m., Central Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on January 22, 2014 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately January 30, 2014.

 The Trustees recommend that you vote:

1. 2. 3. 4.

For the election of three Trustees to the Board;

For the approval of a new investment advisory agreement with respect to the HAGIN Keystone Market Neutral Fund between the Cottonwood Mutual Funds and HAGIN Investment Management, the investment adviser to the Fund;

For the retention of payments of certain advisory fees for advisory services performed by HAGIN Investment Management; and

In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Shareholders of the HAGIN Keystone Market Neutral Fund (“Fund”) will vote on the Proposals. Note that shareholders of the other series portfolios of the Trust are also being asked to vote to elect Trustees.   Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote.  Shares represented by your duly executed proxy will be voted in accordance with your instructions.  If no instructions are made on a submitted proxy, the proxy will be voted FOR each of Proposals 1, 2 and 3.

PROPOSAL 1

ELECTION OF TRUSTEES

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that shareholders elect a fund’s trustees under certain circumstances.  As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders.  Currently there are three Trustees and two of them have previously been elected by shareholders, and the remaining one was appointed as Trustee by the Trustees who are not “interested persons” (“Independent Trustees”) at a meeting held on January 16, 2014.  All except one of the Nominees has been previously appointed by shareholders, and by electing the Nominees now, the Board will continue to be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

At a Board meeting held on January 16, 2014, the current Trustees of the Trust nominated for election the three nominees listed below to serve on the Board of Trustees of the Trust.  At that same meeting, Ms. Shane Homan was elected by the current Independent Trustee to serve on the Board.  The Nominees are:  Daniel T. Hart, Leif Bollinger and Shane Homan.  Daniel T. Hart is an “interested person” of the Trust as that term is defined in the 1940 Act (Mr. Hart is referred to as the “Interested Nominee” or “Interested Trustee”).  Each of the other Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee” or “Independent Trustee”).  Each Independent Nominee was nominated by the Trust’s current Board members who are not “interested persons.”  The shareholders of the Fund are being asked to vote for the election of the Nominees at this Special Meeting.  If elected, the Nominees will comprise the entire Board of the Trust, and each of them will hold office until the appointment and/or election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Daniel T. Hart.  Mr. Hart has over 30 years of experience in the financial services industry, including experience in the area of execution, settlement and clearing of mutual fund trades.  This experience will allow Mr. Hart to provide mutual fund operational knowledge to the Board of Trustees

Leif Bollinger.  Mr. Bollinger has a business and insurance background and possesses a strong understanding of the regulatory framework under which companies operate.

Shane Homan.  Ms. Homan is a certified public accountant and has a strong background in corporate accounting, financial reporting and operational accounting.

Following is a list of the Nominees of the Trust and their principal occupations over the last five years.

NON-INTERESTED NOMINEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Leif Bollinger 225 West Washington Street 21st Floor Chicago, IL 60606 Age: 42	Trustee	Indefinite, Since 2012	Product Development Manager, CAN National Warranty Corporation, May 2011 to present; Vice President of Business and Product Development, Guardian Warranty, June 2008 to March 2010; Product Manager (Insurance), Harley Davidson Financial services, 2006 to 2008.	3	None
Shane Homan 225 West Washington Street 21st Floor Chicago, IL 60606 Age: 39	Trustee	Indefinite, Since 2014	Director of Corporate Accounting for Harley Davidson Financial Services, Inc. since 2006.	3	None

INTERESTED NOMINEE

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Daniel T. Hart* 225 West Washington Street 21st Floor Chicago, IL 60606 Age: 61	Chairman of the Board of Trustees and President	Indefinite, Since 2012	Managing Director and Head of Sales and Business Development, Cortland Fund Services, LLC, 2010 to present; Principal, International Financial Administration (providing administrative support to hedge funds and private equity funds) 2005 to 2010.	3	None

* Mr. Hart is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940.

Each of the Nominees has agreed to serve as a Trustee if elected.  If elected, each Trustee will serve until he or she resigns, retires or is removed from the Board as provided in the Trust’s governing documents.

The Board of Trustees oversees the Trust and certain aspects of the services of the investment adviser and the Fund’s other service providers.  During the most recent fiscal year, the Board of Trustees met four times.  None of the incumbent Trustees attended fewer than 75% of such meetings.

The Board of Trustees has established an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee.

Audit Committee.  The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Mr. Bollinger and Ms. Homan.   The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee is responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process; (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust; (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.  During the most recent fiscal year end, the Committee met once.

Nominating and Corporate Governance Committee.  The Board of Trustees has a Nominating and Corporate Governance Committee, which is comprised of the independent members of the Board of Trustees, Mr. Bollinger and Ms. Homan.  The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which are described in Exhibit A - the charter also describes the process by which shareholders of the Trust may make nominations.  During the most recent fiscal year end, the Committee did not meet.

Valuation Committee.  The Board of Trustees has a Valuation Committee, which is comprised of the Board’s Independent Trustees, Mr. Bollinger and Ms. Homan.  The Valuation Committee meets quarterly, as needed, in the event that the Fund holds any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis.  During the past year, the Committee did not meet.

The Chairman of the Board of Trustees is Daniel T. Hart, who is an “interested person” of the Trust, within the meaning of the 1940 Act.  The Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment adviser, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Trustee Compensation.  The Trustees of the Fund who are officers or employees of Cortland Fund Services, LLC, the Trust’s administrator, receive no remuneration from the Fund.  Each of the other Trustees is paid an annual retainer of $2,000 and is reimbursed for the expenses of attending meetings.

Set forth below is the compensation received from the Trust for the period ended February 28, 2013.*

Interested Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
Daniel T. Hart	$0	$0	$0	$0

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
Leif Bollinger	$2,000	$0	$0	$2,000
Shane Homan**	--	--	--	--

* For the period March 16, 2012 (inception of the Fund) through February 28, 2013.

** Ms. Homan became a Trustee of the Fund on January 16, 2014.

Nominee Ownership of Fund Shares.   The table below shows the range of equity securities beneficially owned by each Nominee as of the end of the most recently completed calendar year and stated as one of the following ranges: A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; and E = over $100,000.

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares (All Funds)
Interested Trustee
Daniel T. Hart	A	A
Independent Trustees
Leif Bollinger	A	A
Shane Homan*	A	A

*   Ms. Homan became a Trustee of the Fund on January 16, 2014.

As of January 22, 2014, the Nominees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class the Fund.

The following table provides information regarding the Officers of the Trust.

OFFICERS WHO ARE NOT TRUSTEES

Name, Address* and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Julian Winters Age: 45	Chief Compliance Officer	Indefinite Term; Since 2012	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.	N/A	N/A
Greg Myers Age: 38	Treasurer	Indefinite Term; Since 2012	Managing Director of Cortland Capital Market Services since May 2008; Manager of Specialty Bank Loans for LaSalle Bank Global Securities and Trust Services Group; July 2003 to August 2008.	N/A	N/A
Stuart Wood Age: 34	Vice President	Since December 2012

Director of Fund Administration for Cortland Capital Market Services since April 2012; Vice President of Financial Control for Citadel Solutions/Omnium/Northern Trust Hedge Fund Services from September 2008 to April 2012.

				N/A	N/A
John H. Lively Age: 45	Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.

				N/A	N/A
Cynthia D. Baughman Age: 45	Assistant Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).

				N/A	N/A

* The address of each officer is c/o Cottonwood Mutual Funds, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

Required Vote.  Pursuant to the Trust’s Declaration of Trust and By-Laws, one-third of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy.  Note that shareholders of the other series portfolios of the Trust are also being asked to vote to elect Trustees.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR

THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

PROPOSAL 2

APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST

AND HAGIN CAPITAL, LLC DBA HAGIN INVESTMENT MANAGEMENT ON BEHALF OF THE HAGIN KEYSTONE MARKET NEUTRAL FUND

The HAGIN Keystone Market Neutral Fund’s (the “Fund”) shareholders are being asked to approve the investment advisory agreement (the “New Advisory Agreement”) between HAGIN Capital, LLC dba HAGIN Investment Management (the “Adviser”) and the Trust on behalf of the Fund.  The New Advisory Agreement is identical to the investment advisory agreement approved by the Fund’s initial shareholder and the Trust’s Board of Trustees (“Board” or “Board of Trustees”). A form of the proposed New Advisory Agreement is attached as Exhibit B to this Proxy Statement.

Section 15 of the 1940 Act requires that the Fund’s investment advisory agreement be in writing and be approved initially by both (1) the Fund’s Board of Trustees (including a majority of the Independent Trustees) and (2) the Fund’s shareholders. Such agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the Fund’s Board of Trustees, including a majority of its Independent Trustees. In each case, a majority of the Board’s Trustees must be Independent Trustees.  On February 8, 2012, the Trust, on behalf of the Fund, entered into an investment advisory agreement with the Adviser (the “Prior Advisory Agreement”).  The Fund commenced operations on March 16, 2012.  On November 7, 2013, at an in-person meeting, the Board of Trustees approved the Prior Advisory Agreement for another one-year term.  Following the November 2013 meeting, it was determined that the Board composition may not have conformed to certain requirements of the 1940 Act.  In light of the fact that the Fund is still in the very early stages of operations, its assets are slightly greater than $500,000 and there are very few shareholders in the Fund, the Board determined, out of an abundance of caution, to submit the New Advisory Agreement to the Fund’s shareholders before the Fund’s shareholder base and assets increase significantly.

Having made the aforementioned determinations, The Board, at a special meeting held on January 16, 2014, was reconstituted.  At that meeting, the Board also terminated the Prior Advisory Agreement with the Adviser; entered into a temporary advisory agreement (“Interim Agreement”) with the Adviser pursuant to Rule 15a-4 of the 1940 Act (discussed below) so that the Adviser may continue to provide the Fund with advisory services; and approved the New Advisory Agreement with the Adviser and determined that it be submitted to the Fund’s shareholders for their approval.

At this meeting, the Board was also asked to consider whether the Adviser may retain those advisory fees that had been paid to it and/or earned since the Fund’s commencement of operations on March 16, 2012 through January 16, 2014 when the Board terminated the Prior Advisory Agreement.   (See “Proposal 3” below).  The Board of Trustees approved the retention by the Adviser of such fees subject to approval by the Fund’s shareholders.

The Interim Agreement.  As noted above, at the special meeting, the Board of Trustees, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim agreement pursuant to Rule 15a-4 of the 1940 Act between the Adviser and the Trust on behalf of the Fund (the “Interim Agreement”).  The Interim Agreement took effect on January 16, 2014 and will continue in effect for a term ending on the earlier of 150 days from January 16, 2014 or when shareholders of the Fund approve the New Advisory Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for certain provisions that are required by law and except that the date of the Interim Agreement is made current. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If the Fund's shareholders approve the New Advisory Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Agreement will be paid to the Adviser, but if the New Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser.

The Terms of the Prior Agreement and the New Advisory Agreement.  At its January 16, 2014 meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved the New Advisory Agreement between the Adviser and the Trust on behalf of the Fund, subject to shareholder approval.  The New Advisory Agreement will become effective upon its approval by Fund shareholders.  The New Advisory Agreement is identical to the Prior Agreement, except with respect to the date of the New Advisory Agreement and business addresses of the Trust and Adviser.  Set forth below is a summary of all material terms of the New Advisory Agreement. The form of the New Advisory Agreement is included as Exhibit B.  The summary of all material terms of the New Advisory Agreement below is qualified in its entirety by reference to the form of New Advisory Agreement included as Exhibit B.

The advisory fee rate under the Prior Agreement and the New Advisory Agreement is the same. The annualized advisory fee rate paid to the Adviser by the Fund will remain at 1.25% of the Fund’s average daily net assets.

The New Advisory Agreement would require the Adviser to provide the same services as it provided under the Prior Agreement. The Adviser shall, subject to the supervision of the Board, furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and policies; determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions.

The New Advisory Agreement has the same duration and termination provisions as the Prior Advisory Agreement. The New Advisory Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Advisory Agreement and who are not "interested persons" (as defined in the 1940 Act) of any party to the New Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days' notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser.  The New Advisory Agreement will terminate automatically in the event of its assignment.

The New Advisory Agreement subjects the Adviser to the same standard of care and liability to which it was subject under the Prior Advisory Agreement.

If the Fund’s shareholders approve the New Advisory Agreement, it is expected that the New Advisory Agreement would become effective on February 11, 2014.

Information Concerning the Adviser.  HAGIN Capital, LLC, d.b.a. HAGIN Investment Management was organized in 2006 as a Delaware limited liability company and its address is 17 State Street, 26th Floor, New York, New York 10004.  As of December 31, 2013, the Adviser had approximately $____ million in assets under management.  The Adviser is majority owned by its principals.  The names, addresses, and principal occupation of the principal executive officers of the Adviser as of the date of this proxy statement are set forth below.

Name and Address	Principal Occupation
Patrick R. Morris 17 State Street, 26th Floor New York, New York 10004	Managing Member, Chief Compliance Officer
Robert G. Morris 17 State Street, 26th Floor New York, New York 10004	Chairman

During the most recent fiscal period from March 16, 2012 (commencement of operations) through February 28, 2013, the Adviser earned $4,962 in advisory fees pursuant to the Prior Advisory Agreement.

Board Considerations in Approving the New Advisory Agreement.  At an in-person meeting held on January 16, 2014, the Board considered the approval of the New Advisory Agreement between the Trust and the Adviser on behalf of the Fund.  The Adviser provided written information to the Board to assist the Board in its considerations.

In approving the New Advisory Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by the Adviser to the Fund (ii) the investment performance of the Fund and the Adviser;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process which occurred on November 7, 2013, including representations and information presented at the special meeting held on January 16, 2014.

The Board was provided with information and reports relevant to the consideration of the approval of the New Advisory Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Adviser;  (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or the Adviser are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

Nature, Extent and Quality of the Services Provided by the Adviser

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the New Advisory Agreement. The Trustees reviewed the services being provided by the Adviser including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements.  The Trustees considered the coordination of services for the Fund among the Adviser and the service providers and the Independent Trustees; and the efforts of the Adviser to promote the Fund and grow its assets. The Trustees noted the Adviser’s commitment to retain, qualified personnel and to maintain and enhance its resources and systems; and the continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated the Adviser’s personnel, including the education and experience of its personnel.  After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser

In considering the investment performance of the Fund and the Adviser, the Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers.  As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the "Peer Group").  It was noted that the Fund’s Peer Group is the Morningstar Market Neutral Category and there are various types of alternative funds included in the category and comparison with such category may not be a complete comparison.  All performance data was through the period ended September 30, 2013.  It was noted that the Fund underperformed some of its Peer Group and outperformed some of its Peer Group and that its performance was in the relevant range.  After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, their historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.

Costs of the Services to be provided and profits to be realized by the Adviser

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments.  The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees noted the Letter of Support provided by one of the principals of theAdviser, relating to his financial support of the Adviser.  The Trustees considered potential benefits for the Adviser in managing the Fund.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds.  The Trustees reviewed the fees under the New Advisory Agreement compared to other mutual funds with similar investment objectives and noted that the expense ratio of 1.25% was lower than the Peer Group average of 1.69%.  It was noted that the 1.25% fee includes the management fee and other expenses paid by the Adviser in connection with managing the Fund.  The Trustees acknowledged that the fee structure of the Fund had the effect of capping the Fund’s expenses at a certain level.  Based on the foregoing, the Board concluded that the fees to be paid to the Adviser and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.

Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund.  The Trustees noted that the Fund may benefit at certain asset levels from breakpoints given by other service providers.  In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.

The Adviser’s Practices Regarding Possible Conflicts of Interest and Other Benefits.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to the Adviser’s potential conflicts of interest. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.   It was noted that the Adviser may receive some benefits from its relationship with the Fund due to certain advantages in terms of commission costs as well as a place to allocate smaller accounts not eligible for separate account management. The Board then reflected on information reviewed at its meeting held on November 7, 2013 and its discussion with a representative of the Adviser at that meeting.  Next, the Independent Trustees met in executive session to discuss the continuation of the New Advisory Agreement.  Based on its evaluation of the information and the conclusions with respect thereto at each of the November 7, 2013 and January 16, 2014 meetings as well as information received throughout the year at quarterly meetings, the Board unanimously concluded that: (a) the terms of the New Advisory Agreement were fair and reasonable; (b) the approval of the New Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Required Vote.  Pursuant to the Trust’s Declaration of Trust and By-Laws, one-third of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.  Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

PROPOSAL 3

APPROVAL OF FEES PAID AND PAYABLE TO THE ADVISER

Retention of Fees.  In conjunction with the approval of the New Advisory Agreement, you are being asked to ratify and approve the retention of fees paid to, and the payment of fees earned by, the Adviser for the period March 16, 2012 through January 16, 2014.  The Adviser has provided the Fund with uninterrupted investment advisory services called for under the Prior Advisory Agreement.  For the period March 16, 2012 through January 16, 2014 when the Trust entered into the Interim Contract with the Adviser, the Fund compensated the Adviser for its investment advisory services in an amount equal to 1.25% of the Fund’s average net assets.

During the period, the Board of Trustees was not aware of the circumstances described above.  Upon termination of the Prior Advisory Agreement and entering into the Interim Advisory Agreement, the Fund’s payment of fees to the Adviser was stopped and such fees were retained in escrow pending the outcome of this Shareholder Meeting.

For the period March 16, 2012 through January 16, 2014, the investment advisory fees paid by the Fund were $__________________.

Having approved the Adviser’s request that it be permitted to retain and/or be paid those fees received during the period, the Board of Trustees has determined that it was in the best interest of the Fund and its shareholders to submit the matter for final approval by the Fund’s shareholders.  Until the Fund’s shareholders approve the payment of fees to the Adviser for the period, the Adviser will not be entitled to receive any fees from the Fund due to the Adviser for its advisory services since discovery of the Board composition issue in December 2013.   The Adviser has agreed with the Trust that all compensation earned by the Adviser for its services will be held by the Fund’s custodian and the Adviser will only receive this compensation if this Proposal 3 is approved by shareholders. In addition, if the shareholders do not approve this Proposal 3, the Adviser will be obligated to return any advisory fees already paid to the Adviser.

Recommendation of the Board of Trustees. The Adviser, relying on equitable principles, sought Board approval to allow the Adviser to avoid an economic burden and (1) retain all payments already made by the Fund; and (2) be paid all amounts (including interest earned), as compensation for services provided, and to be provided, since March 16, 2012 through January 16, 2014.

In granting their approval, the Board of Trustees considered the nature of the continuing relationship between the Adviser and the Fund, the Adviser’s willingness to subsidize the Fund’s operations through the contractual arrangements in place for the Fund, and the nature and the quality of the services it has performed for the Fund since its inception. The Trustees also considered that: (1) the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act; (2) should Board or shareholder approval be withheld, the Adviser might seek to retain some or all of these payments (and be paid some or all of the payments) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Prior Advisory Agreement; (3) the Fund and its shareholders have experienced no economic harm and the amounts that were paid and held by the Fund would have been no more than what the Fund would have otherwise paid; and (4) but for failing to meet the technical requirements of the 1940 Act, the Board of Trustees had intended that the Prior Advisory Agreement be in place.  The Board is satisfied that shareholders of the Fund will not bear any of the costs associated with the solicitation of shareholder approval as described in this proxy statement.

Required Vote.  Pursuant to the Trust’s Declaration of Trust and By-Laws, one-third of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.  Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Required Vote.  One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of the election of any Nominee (Proposal 1) requires the affirmative vote of a plurality of the shares of the Fund (note that shares of the other operational series of the Trust will be voting by separate proxy on Proposal 1) voted at the Special Meeting in person or by proxy.   Approval of Proposals 2 and 3 require the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

Voting by Proxy.  The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided.  The Trust urges you to fill out and return your proxy card even if you plan to attend the Special Meeting.  Returning your proxy card will not affect your right to attend the Special Meeting and vote.  The Trust has named Daniel T. Hart and Jessica J. Mead as proxies, and their names appear on your proxy card(s).  By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting.  If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed.  If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Trust’s Board of Trustees.  If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment.  At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Meeting other than the proposal discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 225 West Washington Street, 21st Floor, Chicago, Illinois 60606, or by attending the Special Meeting and voting in person.

Voting in Person.  If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive.  If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting.  If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card.  The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address:  225 West Washington Street, 21st Floor, Chicago, Illinois 60606, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment.  In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.  Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports to Shareholders.  For a free copy of the Fund’s annual report for the fiscal year ended February 28, 2013 and semi-annual report for the period ended August 31, 2013, shareholders of the Fund may call 1.877.257.4240 or write to the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

Proxy Solicitation Costs.   The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials will not be borne by the Fund.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: the Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling 1.877.257.4240.

Outstanding Shares.  The shares outstanding of the Fund as of January 22, 2014 are ______.

Beneficial Ownership.  As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

Name and Address	Number of Shares Owned	Percentage Held

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Commissions Paid to Affiliated Brokers.  During the Fund's most recently completed fiscal year ended February 28, 2013, the Fund did not pay any commissions to any affiliated brokers.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser.  Refer to Proposal 2 above for information on the Fund’s investment adviser.

Administrator.  Cortland Fund Services, LLC, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606, serves as the Trust’s administrator.

Sub-Administrator.  Mutual Shareholder Services, LLC, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147, serves as the Trust’s sub-administrator.

Transfer Agent.  Mutual Shareholder Services, LLC, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147, serves as the Trust’s transfer agent.

Distributor.  Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Suite 300A, Garden City, New York 11530, serves as the distributor for shares of the Fund.

Custodian.  UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the Fund’s custodian.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANT

Selection of Independent Accountants.  The Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected Cohen Fund Audit Services, Ltd. (“Cohen”) as the independent registered public accounting firm to audit and certify the financial statements of the Fund.

Pursuant to the 1940 Act, the Fund’s shareholders are not being asked at this time to ratify the selection of Cohen.  Representatives of Cohen will not be present at the Special Meeting.

Audit Fees.  The aggregate fees billed by Cohen to the Trust with respect to the Fund for the fiscal year ended February 28, 2013 were $16,000.

Audit-Related Fees.  The aggregate fees billed by Cohen to the Trust with respect to the Fund for the fiscal year ended February 28, 2013 were $0.

Tax Fees.  The aggregate fees billed by Cohen to the Trust for the Fund for the fiscal year ended February 28, 2013 were $3,000.

For the Fund’s most recently completed fiscal year, no fees were billed by Cohen to the Fund that would be disclosed under the caption “All Other Fees.”

Pre-Approval Policies of the Audit Committee.  The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

During the audit of the Fund’s financial statements for the most recent fiscal year end, less than 50% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Cohen performed no services for the Trust’s investment advisers or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

Nominating and Corporate Governance Committee Charter

Cottonwood Mutual Funds

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of Cottonwood Mutual Funds (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.

The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.  See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.

The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.

The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

COTTONWOOD MUTUAL FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.

Identification of Candidates . When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.

Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion.  Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.

Evaluation of Candidates . In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

EXHIBIT B

INVESTMENT ADVISORY AGREEMENT

TO:   HAGIN Capital, LLC, d.b.a. HAGIN Investment Management

17 State Street, 26th Floor

New York, New York 10004

Dear Sirs:

Cottonwood Mutual Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company. You have been selected to act as the sole investment adviser of the HAGIN Keystone Market Neutral Fund (the “Fund”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1. ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees may from time to time establish.

2. ALLOCATION OF CHARGES AND EXPENSES

You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to a plan adopted under Rule 12b-1 under Investment Company Act of 1940, as amended (the “Act”) in the event such a plan is ever adopted; fees payable under this Advisory Agreement; and all other operating expenses not specifically assumed by the Fund. The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the Act.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3. COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.25% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4. EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Consistent with the Rules of Fair Practice of the Financial Industry Regulatory Authority (“FINRA”), and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5. PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

6. CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

7. LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

8. DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by: (i) the Board of Trustees; or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

9. USE OF NAME

The Trust and you acknowledge that all rights to the name “HAGIN” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “HAGIN” shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “HAGIN” in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

10. AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

11. LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Cottonwood Mutual Funds” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Delaware.

12. SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

13. QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Delaware.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

14. NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 225 West Washington Street, 21st Floor, Chicago, Illinois 60606, and your address for this purpose shall be 17 State Street, 26th Floor, New York, New York 10004.

15. CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

16. BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

17. COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18. BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

19. CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Cottonwood Mutual Funds

By:

Date:

Print Name:

Title:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

HAGIN Capital, LLC d.b.a HAGIN Investment Management

By:

Date:

Print Name:

Title:

PROXY CARD

Cottonwood Mutual Funds

HAGIN Keystone Market Neutral Fund

Proxy for a meeting of shareholders to be held on February 10, 2014

The undersigned hereby appoints Daniel T. Hart and Jessica J. Mead as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Central Time, on February 10, 2014 at the offices of the Trust at 225 West Washington Street, 21st Floor, Chicago, Illinois 60606 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

___________________________________________
Signature(s)	(Title(s), if applicable)

This proxy will be voted as specified below. If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournment thereof. Please indicate by filling in the appropriate box below.

1. To elect the following persons to serve as Trustees of Cottonwood Mutual Funds:	FOR ALL ¨	FOR ALL EXCEPT ¨	WITHHOLD ALL ¨
(1) Leif Bollinger (2) Daniel T. Hart (3) Shane Homan To withhold authority to vote on any individual nominee(s), please print the number(s) of the nominee(s) on the line above.

2.

To approve a new investment advisory agreement between Cottonwood Mutual Funds and HAGIN Investment Management on behalf of the HAGIN Keystone Market Neutral Fund.

 FOR

¨

 AGAINST

¨

 ABSTAIN

¨

3.

To approve the retention of fees by, and payment of fees to, HAGIN Investment Management from March 16, 2012 through January 16, 2014.

 FOR

¨

 AGAINST

¨

 ABSTAIN

¨

In their discretion, the named proxies may vote upon any other matters which may legally come before the Special Meeting, or any adjournment thereof.

WE NEED YOUR VOTE BEFORE FEBRUARY 10, 2014

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME